Frontier MFG Select Infrastructure Fund
SCHEDULE OF INVESTMENTS
September 30, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.3%
	Australia 17.3%
177,983	APA Group	$1,376,687
749,370	Atlas Arteria Ltd.	3,945,144
1,417,348	Spark Infrastructure Group	2,066,342
586,866	Sydney Airport	3,180,727
569,485	Transurban Group	5,646,457
		16,215,357
	Canada 7.0%
9,370	Canadian Pacific Railway Ltd.	2,082,285
127,267	Enbridge, Inc.	4,466,857
		6,549,142
	Chile 1.3%
2,249,221	Aguas Andinas SA - Class A	1,230,185

	France 5.6%
24,782	Aeroports de Paris	4,408,234
55,576	Getlink SE	834,727
		5,242,961
	Germany 2.4%
26,087	Fraport AG Frankfurt Airport Services Worldwide	2,212,705

	Italy 7.1%
460,705	Snam SpA	2,326,950
142,880	Societa Iniziative Autostradali e Servizi SpA	2,493,279
279,225	Terna Rete Elettrica Nazionale SpA	1,793,794
		6,614,023
	Netherlands 3.7%
66,898	Koninklijke Vopak NV	3,438,706

	New Zealand 1.4%
220,459	Auckland International Airport Ltd.	1,263,174

	Spain 7.6%
25,836	Aena SME SA	4,730,889
117,088	Red Electrica Corp SA	2,378,208
		7,109,097
	Switzerland 1.4%
7,153	Flughafen Zuerich AG	1,324,457

	United States 41.5%
1,994	American Tower Corp.	440,933
16,771	American Water Works Co., Inc.	2,083,461
51,540	Atmos Energy Corp.	5,869,890
26,364	Crown Castle International Corp.	3,664,860
18,519	CSX Corp.	1,282,811
61,324	Evergy, Inc.	4,081,725
54,955	Eversource Energy	4,697,004
64,101	FirstEnergy Corp.	3,091,591
29,129	Sempra Energy	4,299,732
11,068	Union Pacific Corp.	1,792,795
27,074	WEC Energy Group, Inc.	2,574,737
76,347	Xcel Energy, Inc.	4,954,158
		38,833,697
	Total Common Stocks
	(Cost $80,044,299)	90,033,504

SHORT-TERM INVESTMENTS 3.4%
	Bank Deposit Account 3.4%
3,220,628	U.S. Bank Money Market Deposit Account	3,220,628
	Total Short-Term Investments
	(Cost $3,220,628)	3,220,628

	Total Investments 99.7%
	(Cost $83,264,927)	93,254,132

	Other Assets in Excess of Liabilities 0.3%	237,901

	TOTAL NET ASSETS 100.0%	$93,492,033

Investment Valuation - Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, “NASDAQ”), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price.  Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the “Board”) and provided the fair value prices exceed a pre-established confidence level. The Fund will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market.  In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontier MFG Select Infrastructure Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Fund’s valuation procedures.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Fund's securities as of September 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$90,033,504	$-	$-	$90,033,504
Total Equity	90,033,504	-	-	90,033,504
Short-Term Investments	3,220,628	-	-	3,220,628
Total Investments in Securities	$93,254,132	$-	$-	$93,254,132
(a)  See the Fund's Schedule of Investments for sector or country classifications.

Tax Disclosure - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund does not have examinations in progress.